UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2018

Results-Based Outsourcing Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-209836	32-0416399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5710 Kearny Villa Road  Ste 205 San Diego, CA 92123
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 736-5393

Copies to:
Peter Campitiello, Esq.
Kane Kessler, P.C.
666 Third Avenue
New York, New York 10017
Tel: 212-519-5109
Fax: 212-245-3009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Current Report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward-looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). Items contemplating or making assumptions about actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission (“SEC”) which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

BACKGROUND

On August 29, 2018, Results-Based Outsourcing Inc. (the “Registrant” or the “Company”) entered into and consummated an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), with Driven Acquisition Corp., a Nevada corporation and wholly-owned subsidiary of the Registrant (“Acquisition”) and Driven Deliveries, Inc., a Nevada corporation (“Driven”).  Pursuant to the terms of the Merger Agreement, Acquisition merged with and into Driven in a statutory reverse triangular merger (the “Merger”) with Driven surviving as a wholly-owned subsidiary of the Registrant.  As consideration for the Merger, we issued the shareholders of Driven an aggregate of 30,000,000 post-split shares of our Common Stock to be issued to the Driven holders in accordance with their pro rata ownership of Driven stock.  Following the Merger, the Registrant adopted the business plan of Driven as a delivery company focused on deliveries for consumers of legal cannabis products.

On September 6, 2018, the Company amended its Certificate of Incorporation (the “Amendment”) to (i) change its name to Driven Deliveries, Inc., (ii) increase the number of its authorized shares to 215,000,000, comprised of 200,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) and 15,000,000 shares of “blank check” preferred stock, par value $0.0001 per share (the “Preferred Stock”) and (iii) to effect a forward split such that 12.35 shares of Common Stock were issued for every one (1) share of Common Stock issued and outstanding immediately prior to the Amendment (the “Split”).

FORM 10 DISCLOSURE

The Company was not a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act) immediately before the completion of the transactions contemplated by the Merger Agreement.  However, set forth below, pursuant to Item 2.01(f) of Form 8-K, is the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act with respect to its common stock (which is the only class of the Company’s securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the transactions contemplated by the Merger Agreement).

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 29, 2018, the Registrant entered into and consummated the Merger. For a description of the Merger , and the material agreements entered into therewith, please see Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

MERGER WITH DRIVEN

On August 29, 2018, the Registrant entered into and consummated an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), with Driven Acquisition Corp., a Nevada corporation and wholly-owned subsidiary of the Registrant (“Acquisition”) and Driven Deliveries, Inc., a Nevada corporation (“Driven”).  Pursuant to the terms of the Merger Agreement, Acquisition merged with and into Driven in a statutory reverse triangular merger (the “Merger”) with Driven surviving as a wholly-owned subsidiary of the Registrant. Following the Merger, the Registrant adopted the business plan of Driven as a delivery company focused on deliveries for consumers of legal cannabis products.

As consideration for the Merger, we issued the equity holders of Driven (the “Driven Holders”) an aggregate of 30,000,000 post-split shares of our Common Stock (the “Merger Shares”) to be issued to the Driven Holders in accordance with their pro rata ownership of Driven stock.  Following the consummation of the Merger the 2,500,000 shares of the Common Stock sold in the Offering, upon giving effect to the Split, the shareholders of Driven will beneficially own approximately seventy-five percent (75%) of the issued and outstanding Common Stock of the Registrant. The parties have taken the actions necessary to provide that the Merger is treated as a “tax free exchange” under Section 368 of the Internal Revenue Code of 1986, as amended. The Merger Agreement contains customary representations, warranties and covenants of the Registrant and Driven for like transactions. The foregoing descriptions of the above referenced agreements do not purport to be complete. For an understanding of their terms and provisions, reference should be made to the Merger Agreement attached as Exhibits 10.1 to this Current Report on Form 8-K.

Additionally, on September 6, 2018, Results-Based Outsourcing Inc. (the “Registrant” or the “Company”) Amended and Restated its Certificate of Incorporation (the “Amendment”) to (i) change its name to Driven Deliveries, Inc., (ii) to increase the number of its authorized shares of capital stock from 215,000,000 shares, comprised of 200,000,000 shares of common stock par value $0.0001 per share (the “Common Stock”) and 15,000,000 shares of “blank check” preferred stock, par value $0.0001 per share (the “Preferred Stock”) and (iii) to effect a forward split such that 12.35 shares of Common Stock were issued for every one (1) share of Common Stock issued and outstanding immediately prior to the Amendment (the “Split”).

Further, simultaneous with the Merger, the Company consummated an offering of its Common Stock whereby the company sold an aggregate of 1,000,000 post-split shares for the post-split offering amount of $0.20 per share, for proceeds in the aggregate offering amount of $200,000. The Company may sell shares up to the Maximum Offering Amount of Eight Hundred Thousand Dollars ($800,000).

At the effective time of the Merger, our board of directors and officers was reconstituted by the appointment of Chris Boudreau as Chairman, President and Chief Executive Officer, Chief Operating Officer, and Director and Brian Hayek as Treasurer, Secretary, Chief Financial Officer, and Director.

Pro Forma Ownership

Following the issuance of the Merger Shares, the former equity holders of Driven and/or their designees now beneficially own approximately seventy-five (75%) of the total outstanding shares of the Registrant’s Common Stock. For financial accounting purposes, the acquisition was a reverse acquisition of the Company by Driven, under the purchase method of accounting, and was deemed a recapitalization with Driven as the acquirer. Upon consummation of the Merger, the Company adopted the business plan of Driven.

POST-EXCHANGE BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

The following table provides information, immediately after the Merger, regarding beneficial ownership of our Common Stock by: (i) each person known to us who beneficially owns more than five percent of our Common Stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all of our directors and executive officers as a group.

The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. The shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

Shareholder (1)	Beneficial Ownership	Percent of Class (2)

Chris Boudreau	15,878,437	38.5%

Brian Hayek	8,878,963	21.5%

Officers and Directors as a Group (2 persons)	24,757,400	60.1%

(1) The address for all officers, directors and beneficial owners is 5710 Kearny Villa Road  Ste 205 San Diego, CA 92123
(2) Based upon 40,000,000 shares of common stock outstanding as of September 12, 2018.

MANAGEMENT

Name	Age	Position

Chris Boudreau		Chairman, President, Chief Executive Officer

Brian Hayek		Director, Chief Financial Officer, Treasurer, Secretary

Chris Boudreau, has served as the Chief Executive Officer of Driven Deliveries, Inc. since November, 2017.  Prior thereto, Mr. Boudreau served as the CEO of M Delivers from January, 2016. Mr. Boudreau has a Bachelors of Science in Finance from California State University, Fresno, and a Masters of Accountancy from National University. The Company feels Mr. Boudreau’s experience and knowledge of the industry make him imminently suited to serve as the Company’s President and Chief Executive Officer.

Brian Hayek, is a co-founder of the Company’s subsidiary Driven Deliveries, Inc. and has served as its President since November, 2017.  Prior thereto, Mr. Hayek joined ResMed in 2017 creating new services for ResMed’s Software as a Service (SaaS) Business Unit.  Prior to ResMed, Brian spent 5 years at Qualcomm holding roles in Qualcomm’s security division.  Before joining the private sector, Brian spent 11 years on active duty with the United States Marine Corps commanding scout snipers in Afghanistan, serving as an Intelligence Officer in the Middle East, and holding various roles in communications and information technology. Brian holds a B.S. in Electrical Engineering from San Diego State University and has an MBA from USC’s Marshall School of Business.  The Company feels Mr. Hayek’s qualifications and experience render him will qualified to serve as a Director.

Summary Compensation of Executive Officers

The following table sets forth all of the compensation awarded to, earned by or paid to (i) each individual serving as the Company’s principal executive officer during the last three completed fiscal years ending December 31, 2017, 2016 and 2015; (ii) each other individual that served as an executive officer of the Company at the conclusion of the fiscal year ended December 31, 2017 and who received in excess of $100,000 in the form of salary and bonus during such fiscal year.

Summary Compensation of Executive Officers

Name and Principal Position	Year	Salary (1)	Bonus	Equity Awards	Option Awards	All Other Compensation	Total
Flemming J.H. Hansen (1)	2017	—	—	—	—	—	—
President, Secretary, Treasurer	2016	—	—	—	—	—	—
Chief Executive Officer and Chief Financial Officer	2015	—	—	—	—	—	—

Chris Boudreau (2)	2017	—	—	—	—	—	—
Chairman, President,	2016	—	—	—	—	—	—
Chief Executive Officer	2015	—	—	—	—	—	—

Brian Hayek (2)	2017	—	—	—	—	—	—
Director, Chief, Financial Officer,	2016	—	—	—	—	—	—
Treasurer, Secretary	2015	—	—	—	—	—	—

(1)	Resigned on August 29, 2018
(2)	Appointed on August 29, 2018

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding each unexercised option and non-vested stock award held by each of the Company’s named executive officers as of August 29, 2018.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date
Flemming J.H. Hansen (1) President, Secretary, Treasurer Chief Executive Officer and Chief Financial Officer	—	—	—	—

Chris Boudreau (2) Chairman, President, Chief Executive Officer	—	—	—	—

Brian Hayek (2) Director, Chief Financial Officer, Treasurer, Secretary	—	—	—	—

(1)	Resigned on August 29, 2018
(2)	Appointed on August 29, 2018

Compensation of Directors

The Company did not pay any fees to their respective directors for attendance at meetings of the board; however, the Company may adopt a policy of making such payments in the future.  The Company will reimburse out-of-pocket expenses incurred by directors in attending board and committee meetings.

DESCRIPTION OF BUSINESS

Driven Deliveries, Inc. (the “Company”), provides logistics services and delivery solutions for brick and mortar cannabis retailers looking for logistics and supply chain management.  It is expected that there will be an estimated 1,000 cannabis retail stores in California by the end of 2020, with an estimated 5,000 retailers nationwide, and the great majority do not offer delivery services.

While most states do not allow cannabis delivery, we anticipate continued political and regulatory softening in every state, and this includes a trend to open up for delivery.  We are attempting to become the first cannabis logistics company to capture and lead this highly regulated and complicated space.  We believe regulatory complications will limit large competitors who offer relative services in other industries, such as Uber, Postmates, Grub Hub, etc.  Additionally, we expect that a number of retail cannabis delivery businesses will be forced to close because of lack of licensing opportunities and high barriers to entry.  Therefore, Driven is looking to grow at an accelerated rate with territory expansion of brick and mortar locations throughout the State of California and, in the next 1-2 years, we hope to expand into other states.

Since Driven partners with licensed retail stores which do not offer their own delivery services, we hope to take advantage of this potential increasing demand and potentially decreasing competition throughout the state.

We have been working to find and implement the best technologies to help us facilitate growth and have adopted some technologies that allow us to text out to patients, receive texts, and manage live web chats on our website, and manage all of this through one platform.  We are also launching a new phone system next month that will allow us to better track and manage incoming calls so that we can host a larger number of delivery operations.

MANAGEMENT AND EMPLOYEES

As of the date of this Report, we have 4 employees. We believe we enjoy good employee relations. None of our employees are members of any labor union, and we are not a party to any collective bargaining agreement.

PROPERTIES

The Company does not own any physical properties.  Driver currently leases its corporate offices in San Diego, California which lease expires on May 31, 2021.  We believe the current lease is sufficient for our current operations.

LIQUIDITY AND CAPITAL RESOURCES

The Company’s only known potential sources of capital are possible proceeds from private placements, issuance of notes payable, loans from its officers, and cash from future revenues. The Company may require additional financing to continue operations, and there is no assurance that such additional financing will be available.

POTENTIAL FUTURE PROJECTS AND CONFLICTS OF INTEREST

Members of the Company’s Management may serve in the future as an officer, director or investor in other entities. Neither the Company nor any shareholder would have any interest in these projects. Management believes that they have sufficient resources to fully discharge their responsibilities to all projects they have organized or will organize in the future, if any.

GOVERNMENT REGULATION

We believe we are in compliance with applicable federal, state and other regulations and that we have compliance programs in place to ensure compliance going forward.  There are no regulatory notifications or actions pending.

LEGAL MATTERS

From time to time we may be a party to or otherwise be involved in legal proceedings arising in the normal course of business.  As of the date of this report, we are not aware of any proceeding, threatened or pending against us which, if determined adversely, would have a material effect on our business, results of operations, cash flows or financial position.

RELATED PARTY TRANSACTIONS
None.

RISK FACTORS

OUR SECURITIES ARE HIGHLY SPECULATIVE, AND PROSPECTIVE PURCHASERS SHOULD BE AWARE THAT AN INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK. ACCORDINGLY, PROSPECTIVE PURCHASERS SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS IN ADDITION TO THE OTHER INFORMATION IN THIS CURRENT REPORT AND RELATED EXHIBITS, INCLUDING OUR FINANCIAL STATEMENTS.

RISK FACTORS ASSOCIATED WITH OUR BUSINESS

Driven is and will continue to be completely dependent on the services of our principal executive officers, the loss of whose services may cause our business operations to cease, and we will need to engage and retain qualified employees and consultants to further implement our strategy.

Driven’s operations and business strategy are completely dependent upon the knowledge and business connections of Chris Boudreau and Brian Hayek. They are under no contractual obligation to remain employed by us. If any should choose to leave us for any reason or become ill and unable to work for an extended period of time before we have hired additional personnel, our operations will likely fail. Even if we are able to find additional personnel, it is uncertain whether we could find someone who could develop our business along the lines described in this Form 8-K. We will likely fail without the services of our officers or an appropriate replacement(s).

Because we have only recently commenced business operations, we face a high risk of business failure.

The Company was formed in December 2017. Through August 29, 2018, we had limited operating revenues. We face a high risk of business failure. The likelihood of the success of the Company must be considered in light of the expenses, complications and delays frequently encountered in connection with the establishment and expansion of new businesses and the competitive environment in which the Company will operate. There can be no assurance that future revenues will occur or be significant enough or that we will be able to sell its products and services at a profit, if at all. Future revenues and/or profits, if any, will depend on many various factors, including, but not limited to both initial and continued market acceptance of the Company’s website and the successful implementation of its planned growth strategy.

Cannabis remains illegal under Federal law.

Despite the development of a regulated cannabis industry under the laws of certain states, these state laws regulating medical and adult cannabis use are in conflict with the Federal Controlled Substances Act, which classifies cannabis as a Schedule I controlled substance and makes cannabis use and possession illegal on a national level. The United States Supreme Court has ruled that the Federal government has the right to regulate and criminalize cannabis, even for medical purposes, and thus Federal law criminalizing the use of cannabis preempts state laws that regulate its use. Although the prior administration determined that it was not an efficient use of resources to direct Federal law enforcement agencies to prosecute those lawfully abiding by state laws allowing the use and distribution of medical and recreational cannabis, on January 4, 2018, the current administration issued the Sessions Memo announcing a return to the rule of law and the rescission of previous guidance documents. The Sessions Memo rescinds the Cole Memo which was adopted by the Obama administration as a policy of noninterference with marijuana-friendly state laws. The Sessions Memo shifts federal policy from a hands-off approach adopted by the Obama administration to permitting federal prosecutors across the country to decide how to prioritize resources to regulate marijuana possession, distribution and cultivation in states where marijuana use is regulated. There can be no assurance that federal prosecutors will not prosecute and dedicate resources to regulate marijuana possession, distribution and cultivation in states where marijuana use is regulated which may cause states to reconsider their regulation of marijuana which would have a detrimental effect on the marijuana industry. Any such change in state laws based upon the Sessions Memo and the Federal government’s enforcement of Federal laws could cause significant financial damage to us and our stockholders.

As the possession and use of cannabis is illegal under the Federal Controlled Substances Act, we may be deemed to be aiding and abetting illegal activities through the services and data that we provide to government regulators, dispensaries, cultivators and consumers. As a result, we may be subject to enforcement actions by law enforcement authorities, which would materially and adversely affect our business.

Under Federal law, and more specifically the Federal Controlled Substances Act, the possession, use, cultivation, and transfer of cannabis is illegal. Our business provides services to customers that are engaged in the business of possession, use, cultivation, and/or transfer of cannabis. As a result, law enforcement authorities, in their attempt to regulate the illegal use of cannabis, may seek to bring an action or actions against us, including, but not limited, to a claim of aiding and abetting another’s criminal activities. The Federal aiding and abetting statute provides that anyone who “commits an offense against the United States or aids, abets, counsels, commands, induces or procures its commission, is punishable as a principal.” 18 U.S.C. §2(a). As a result of such an action, we may be forced to cease operations and our investors could lose their entire investment. Such an action would have a material negative effect on our business and operations.

Federal enforcement practices could change with respect to services provided to participants in the cannabis industry, which could adversely impact us. If the Federal government were to expend its resources on enforcement actions against service providers in the cannabis industry under guidance provided by the Sessions Memo, such actions could have a material adverse effect on our operations, our customers, or the sales of our products.

It is possible that due to the recent Sessions Memo our clients may discontinue the use of our services, our potential source of customers may be reduced and our revenues may decline. Further, additional government disruption in the cannabis industry could cause potential customers and users to be reluctant to use and advertise our products, which would be detrimental to the Company. We cannot predict the impact of the Sessions Memo at this time nor can we predict the nature of any future laws, regulations, interpretations or applications including the effect of such additional regulations or administrative policies and procedures, when and if promulgated, could have on our business.

Our business is dependent on state laws pertaining to the cannabis industry.

Thirty states allow their citizens to use medical cannabis. In addition, the District of Columbia and eight states (Alaska, California, Colorado, the District of Columbia, Maine, Massachusetts, Nevada, Oregon and Washington) have regulated the sale of cannabis for adult use. Continued development of the cannabis industry is dependent upon continued legislative authorization of cannabis at the state level. Any number of factors could slow or halt progress in this area including, but not limited to, the Sessions Memo. While there may be ample public support for legislative action, numerous factors impact the legislative process. For example, in November 2016, voters in Arizona rejected a ballot initiative that would have permitted the adult-use of cannabis. Further regulation attempts at the state level that create bad public policy could slow or stop further development of the cannabis industry. Any one of these or other factors could slow or halt use of cannabis, which would negatively impact our business.

RISKS RELATED TO THE SECURITIES MARKETS AND INVESTMENTS IN OUR COMMON STOCK

Our officers and directors currently own the majority of our voting power, and through this ownership, control our Company and our corporate actions.

Our current Board of Directors and executive officers, hold approximately 60% of the voting power of the Company’s outstanding voting capital stock. These parties have a controlling influence in determining the outcome of any corporate transaction or other matters submitted to our stockholders for approval, including mergers, consolidations and the sale of all or substantially all of our assets, election of directors, and other significant corporate actions. As such, these shareholders have the power to prevent or cause a change in control; therefore, without the aforementioned consent we could be prevented from entering into transactions that could be beneficial to us. The interests of our executive officers may give rise to a conflict of interest with the Company and the Company’s shareholders.

There is a substantial lack of liquidity of our common stock and volatility risks.

Our common stock is quoted on the OTC Markets platform under the symbol “RBOS.” The liquidity of our common stock may be very limited and affected by our limited trading market. The OTC Markets quotation platform is an inter-dealer market much less regulated than the major exchanges, and is subject to abuses, volatilities and shorting. There is currently no broadly followed and established trading market for our common stock. An established trading market may never develop or be maintained. Active trading markets generally result in lower price volatility and more efficient execution of buy and sell orders. Absence of an active trading market reduces the liquidity of the shares traded.

The trading volume of our common stock may be limited and sporadic. This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume, and that even if we came to the attention of such persons, they tend to be risk-averse and would be reluctant to follow an unproven company such as ours or purchase or recommend the purchase of our shares until such time as we became more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. We cannot give you any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that current trading levels will be sustained. As a result of such trading activity, the quoted price for our common stock on the OTC Markets may not necessarily be a reliable indicator of our fair market value. In addition, if our shares of common stock cease to be quoted, holders would find it more difficult to dispose of or to obtain accurate quotation as to the market value of, our common stock and as a result, the market value of our common stock likely would decline.

Our common stock may never be listed on a major stock exchange.

We currently do not satisfy the initial listing standards and cannot ensure that we will be able to satisfy such listing standards or that our common stock will be accepted for listing on any such exchange. Should we fail to satisfy the initial listing standards of such exchanges, or our common stock is otherwise rejected for listing, the trading price of our common stock could suffer, the trading market for our common stock may be less liquid, and our common stock price may be subject to increased volatility.

A decline in the price of our common stock could affect our ability to raise working capital and adversely impact our ability to continue operations.

A prolonged decline in the price of our common stock could result in a reduction in the liquidity of our common stock and a reduction in our ability to raise capital. A decline in the price of our common stock could be especially detrimental to our liquidity and our operations. Such reductions may force us to reallocate funds from other planned uses and may have a significant negative effect on our business plan and operations, including our ability to develop new services and continue our current operations. If our common stock price declines, we can offer no assurance that we will be able to raise additional capital or generate funds from operations sufficient to meet our obligations. If we are unable to raise sufficient capital in the future, we may not be able to have the resources to continue our normal operations.

Concentrated ownership of our common stock creates a risk of sudden changes in our common stock price.

The sale by any shareholder of a significant portion of their holdings could have a material adverse effect on the market price of our common stock.

Sales of our currently issued and outstanding stock may become freely tradable pursuant to Rule 144 and may dilute the market for your shares and have a depressive effect on the price of the shares of our common stock.

A number of the outstanding shares of common stock are “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) (“Rule 144”). As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Securities Act and as required under applicable state securities laws. Rule 144 provides in essence that a non-affiliate who has held restricted securities for a period of at least six months may sell their shares of common stock. Under Rule 144, affiliates who have held restricted securities for a period of at least six months may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed the greater of 1% of a company’s outstanding shares of common stock or the average weekly trading volume during the four calendar weeks prior to the sale (the four calendar week rule does not apply to companies quoted on the OTC Markets). A sale under Rule 144 or under any other exemption from the Securities Act, if available, or pursuant to subsequent registrations of our shares of common stock, may have a depressive effect upon the price of our shares of common stock in any active market that may develop.

If we issue additional shares or derivative securities in the future, it will result in the dilution of our existing stockholders.

Our Articles of Incorporation authorize the issuance of up to 100,000,000 shares of common stock, $0.001 par value per share. Our board of directors may choose to issue some or all of such shares, or derivative securities to purchase some or all of such shares, to provide additional financing in the future.

We do not plan to declare or pay any dividends to our stockholders in the near future.

We have not declared any dividends in the past, and we do not intend to distribute dividends in the near future. The declaration, payment and amount of any future dividends will be made at the discretion of the board of directors and will depend upon, among other things, the results of operations, cash flows and financial condition, operating and capital requirements, and other factors as the board of directors considers relevant. There is no assurance that future dividends will be paid, and if dividends are paid, there is no assurance with respect to the amount of any such dividend.

The requirements of being a public company may strain our resources and distract management.

As a result of filing the resignation statement, we are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). These requirements are extensive. The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting.

We may incur significant costs associated with our public company reporting requirements and costs associated with applicable corporate governance requirements. We expect all of these applicable rules and regulations to significantly increase our legal and financial compliance costs and to make some activities more time consuming and costly. This may divert management’s attention from other business concerns, which could have a material adverse effect on our business, financial condition and results of operations. We also expect that these applicable rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officers. We are currently evaluating and monitoring developments with respect to these rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

Persons associated with securities offerings, including consultants, may be deemed to be broker dealers.

In the event that any of our securities are offered without engaging a registered broker-dealer, we may face claims for rescission and other remedies. If any claims or actions were to be brought against us relating to our lack of compliance with the broker-dealer requirements, we could be subject to penalties, required to pay fines, make damages payments or settlement payments, or repurchase such securities. In addition, any claims or actions could force us to expend significant financial resources to defend our company, could divert the attention of our management from our core business and could harm our reputation.

Future changes in financial accounting standards or practices may cause adverse unexpected financial reporting fluctuations and affect reported results of operations.

A change in accounting standards or practices can have a significant effect on our reported results and may even affect our reporting of transactions completed before the change is effective. New accounting pronouncements and varying interpretations of accounting pronouncements have occurred and may occur in the future. Changes to existing rules or the questioning of current practices may adversely affect our reported financial results or the way we conduct business.

“Penny Stock” rules may make buying or selling our common stock difficult.

Trading in our common stock is subject to the “penny stock” rules. The SEC has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. These rules require that any broker-dealer that recommends our common stock to persons other than prior customers and accredited investors, must, prior to the sale, make a special written suitability determination for the purchaser and receive the purchaser’s written agreement to execute the transaction. Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated with trading in the penny stock market. In addition, broker-dealers must disclose commissions payable to both the broker-dealer and the registered representative and current quotations for the securities they offer. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in our common stock, which could severely limit the market price and liquidity of our common stock.

DESCRIPTION OF SECURITIES

General

The Company’s authorized capital stock consists of 215,000,000 shares of capital stock, par value $0.0001 per share, of which 200,000,000 shares are common stock, par value $0.0001 per share. After the closing of the Merger and the offering, and giving effect to the Split, the Company had 40,000,000 shares of common stock issued and outstanding held by approximately [40] shareholders of record, excluding an unknown amount of shareholders holding their ownership in street name.

Common Stock

Holders of Company’s common stock are entitled to one vote per share on each matter submitted to vote at a meeting of Company’s stockholders. Holders of common stock do not have cumulative voting rights. Stockholders do not have any preemptive rights or other similar rights to acquire additional shares of Company’s common stock or other securities. Subject to preferences that may be applicable to any then-outstanding preferred stock, holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds.  In the event of liquidation, dissolution or winding up, subject to preferences that may be applicable to any then-outstanding preferred stock, each outstanding share of common stock entitles its holder to participate ratably in all remaining assets of the Company that are available for distribution to stockholders after providing for each class of stock, if any, having preference over the common stock.

Holders of common stock have no conversion, preemptive or other subscription rights, and there are no redemption or sinking fund provisions applicable to the common stock.  The rights of the holders of common stock are subject to any rights that may be fixed for holders of preferred stock, when and if any preferred stock is authorized and issued.

Preferred Stock

The Company's Amended Articles of Incorporation authorizes the issuance of 15,000,000 shares of “Blank Check” Preferred Stock, par value $0.0001 per share, subject to any limitations prescribed by law, without further vote or action by the stockholders, to issue from time to time shares of preferred stock in one or more series. Each such series of Preferred Stock shall have such number of shares, designations, preferences, voting powers, qualifications, and special or relative rights or privileges as shall be determined by the Company's board of directors, which may include, among others, dividend rights, voting rights, liquidation preferences, conversion rights and preemptive rights.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

The Company’s Certificate of Incorporation and By-laws provide, to the fullest extent permitted by Delaware law, that the officers and directors of the Company who was or is a party to or is threatened to be made a party to, any threatened, or pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of fact that he/she is or was acting as the incorporator, officer, director or nominee officer/director or was serving in any capacity at any time. Furthermore, it is the responsibility of the Company to pay for all legal expenses that may occur on behalf of the party who may come under any such type of action.

Delaware General Corporate Law (“GCL”) Section 145 provides the Company with the power to indemnify any of our directors and officers. The director or officer must have conducted himself/herself in good faith and reasonably believe that his/her conduct was in, or not opposed to our best interests. In a criminal action, the director, officer, employee or agent must not have had reasonable cause to believe his/her conduct was unlawful.

Under GCL Section 145, advances for expenses may be made by agreement if the director or officer affirms in writing that he/she believes he/she has met the standards and will personally repay the expenses if it is determined such officer or director did not meet the standards.

Pursuant to the Company’s Certificate of Incorporation and By-laws, we may indemnify an officer or director who is made a party to any proceeding, because of his position as such, to the fullest extent authorized by GCL, as the same exists or may hereafter be amended. In certain cases, we may advance expenses incurred in defending any such proceeding.

To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our company in the successful defense of any action, suit or proceeding) is asserted by any of our directors, officers or controlling persons in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

Anti-Takeover Effects of Provisions of Delaware State Law

We may be or in the future we may become subject to Delaware's control share law.  We are subject to Section 203 of the Delaware General Corporation Law.  This provision generally prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date the stockholder became an interested stockholder, unless:

•	prior to such date, the Board of Directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•
upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by persons who are directors and also officers and by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•
on or subsequent to such date, the business combination is approved by the Board of Directors and authorized at an annual meeting or special meeting of stockholders and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines a business combination to include:

•	any merger or consolidation involving the corporation and the interested stockholder;

•	any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•
any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an “interested stockholder” as any entity or person beneficially owning 15% or more of the outstanding voting stock of a corporation, or an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of a corporation at any time within three years prior to the time of determination of interested stockholder status; and any entity or person affiliated with or controlling or controlled by such entity or person.

Anti-Takeover Charter Provisions

Our Certificate of Incorporation and Bylaws contain provisions that could have the effect of discouraging potential acquisition proposals or tender offers or delaying or preventing a change in control of our company, including changes a stockholder might consider favorable. In particular, our Certificate of Incorporation and Bylaws, as applicable, among other things, will:

•	provide our Board of Directors with the ability to alter our Bylaws without stockholder approval;

•	provide for an advance notice procedure with regard to the nomination of candidates for election as directors and with regard to business to be brought before a meeting of stockholders; and
•	provide that vacancies on our Board of Directors may be filled by a majority of directors in office, although less than a quorum.

Such provisions may have the effect of discouraging a third-party from acquiring our company, even if doing so would be beneficial to its stockholders. These provisions are intended to enhance the likelihood of continuity and stability in the composition of our Board of Directors and in the policies formulated by them, and to discourage some types of transactions that may involve an actual or threatened change in control of our company. These provisions are designed to reduce our vulnerability to an unsolicited acquisition proposal and to discourage some tactics that may be used in proxy fights. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging such proposals because, among other things, negotiation of such proposals could result in an improvement of their terms.

However, these provisions could have the effect of discouraging others from making tender offers for our shares that could result from actual or rumored takeover attempts. These provisions also may have the effect of preventing changes in our management.

A corporation is subject to Delaware's control share law if it has more than 200 stockholders, at least 100 of whom are stockholders of record and residents of Delaware, and if the corporation does business in Delaware or through an affiliated corporation.

The law focuses on the acquisition of a “controlling interest” which means the ownership of outstanding voting shares is sufficient, but for the control share law, to enable the acquiring person to exercise the following proportions of the voting power of the corporation in the election of directors: (1) one-fifth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more. The ability to exercise such voting power may be direct or indirect, as well as individual or in association with others.

The effect of the control share law is that the acquiring person, and those acting in association with that person, obtain only such voting rights in the control shares as are conferred by a resolution of the stockholders of the corporation, approved at a special or annual meeting of stockholders. The control share law contemplates that voting rights will be considered only once by the other stockholders. Thus, there is no authority to take away voting rights from the control shares of an acquiring person once those rights have been approved. If the stockholders do not grant voting rights to the control shares acquired by an acquiring person, those shares do not become permanent non-voting shares. The acquiring person is free to sell its shares to others. If the buyers of those shares themselves do not acquire a controlling interest, their shares do not become governed by the control share law.

If control shares are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of the voting power, any stockholder of record, other than an acquiring person, who has not voted in favor of approval of voting rights, is entitled to demand fair value for such stockholder's shares.

Delaware 's control share law may have the effect of discouraging corporate takeovers.

In addition to the control share law, Delaware has a business combination law, which prohibits certain business combinations between Delaware corporations and "interested stockholders" for three years after the "interested stockholder" first becomes an "interested stockholder" unless the corporation's board of directors approves the combination in advance. For purposes of Delaware law, an "interested stockholder" is any person who is (1) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (2) an affiliate or associate of the corporation and at any time within the three previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares of the corporation. The definition of the term "business combination" is sufficiently broad to cover virtually any kind of transaction that would allow a potential acquirer to use the corporation's assets to finance the acquisition or otherwise to benefit its own interests rather than the interests of the corporation and its other stockholders.

The effect of Delaware 's business combination law is to potentially discourage parties interested in taking control of the Company from doing so if it cannot obtain the approval of our Board of Directors.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

As disclosed in Item 2.01, in connection with the Merger, the Company issued an aggregate of 30,000,000 post-Split shares of its common stock to Driven shareholders and sold an aggregate of 1,000,000 post-Split shares in the Offering.

The Company relied on the exemption from federal registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, based on its belief that the issuance of such securities did not involve a public offering, as there were fewer than 35 "non-accredited" investors, all of whom, either alone or through a purchaser representative, had such knowledge and experience in financial and business matters so that each was capable of evaluating the risks of the investment.

ITEM 5.01.	CHANGES IN CONTROL OF REGISTRANT.

The disclosures set forth in Item 2.01 are hereby incorporated by reference into this Item 5.01.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The disclosures set forth in Item 2.01 are hereby incorporated by reference into this Item 5.02.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The disclosures set forth in Item 2.01 are hereby incorporated by reference to this Item 5.03.

ITEM 5.06.	CHANGE IN SHELL COMPANY STATUS

Though not a shell company upon consummation of the Merger, the disclosures set forth in Item 2.01 are hereby incorporated by reference to this Item 5.06.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) The audited financial statements of Driven by Deliveries, Inc. as of December 31, 2017 and 2016 and the unaudited financial statements of Driven by Deliveries, Inc.  as of June 30, 2018 will be filed on an amendment to this Current Report on Form 8-K.

(b) As a result of its acquisition of Driven by Deliveries, Inc.  described in Item 2.01, the Company will file the pro forma financial information required by Item 9.01 an amendment to this Current Report on Form 8-K.

(c) Exhibits

Number	Description
2.1	Agreement and Plan of Merger and Reorganization between Results-Based Outsourcing Inc., Driven Acquisition Corp. and Driven by Deliveries, Inc. dated August 29, 2018
3.1	Amended and Restated Certificate of Incorporation
4.1	Form of Subscription Agreement
99.1*	Audited financial statements of Driven as of December 31, 2017
99.2*	Unaudited financial statements of Driven by Deliveries, Inc. as of June 30. 2018
99.3*	Unaudited condensed combined pro forma financial statements as of August 29, 2018

* To be filed by amendment.
SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2018	Results-Based Outsourcing Inc.

	By:	/s/ Chris Boudreau
Name: Chris Boudreau
Title: Chief Executive Officer, Chairman